As filed with the Securities and Exchange Commission on May 21, 1999.
                                             Registration No. 333-

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                      _____________________

                            FORM S-8
                     REGISTRATION STATEMENT
                            Under the
                     Securities Act of 1933
                      _____________________

                          HOLOGIC, INC.
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)

         Delaware                                04-2902449
 ----------------------              ----------------------------
(State of Incorporation)             (IRS Employer Identification
                                       No.)

       35 Crosby Drive, Bedford, Massachusetts 01730-1401
       --------------------------------------------------
       (Address of principal executive offices) (zip code)

                          Hologic, Inc.
         Amended and Restated 1999 Equity Incentive Plan
               1997 Employee Equity Incentive Plan
         ------------------------------------------------
                   (Full titles of the Plans)

    S. David Ellenbogen, Chairman and Chief Executive Officer
                          Hologic, Inc.
                        35 Crosby Drive,
                Bedford, Massachusetts 01730-1401
     ---------------------------------------------------------
             (Name and address of agent for service)

                         (781) 999-7300
   --------------------------------------------------------------
  (Telephone number, including area code, of agent for service)

                CALCULATION OF REGISTRATION FEE
=========================================================================
                               Proposed     Proposed
  Title of       Amount to     maximum       maximum      Amount of
 securities          be        offering     aggregate    registration
   to be         registered   price per     offering        fee
 registered                   share (1)     price (1)
=========================================================================
Common Stock,    1,600,000
$.01 par value    shares (2)    $7.1875     $11,500,000    $3,197.00


Right to         1,600,000      ---           ---           ---
Purchase          rights
Common Stock
   (3)
=========================================================================
(1)  Estimated   solely  for  the  purpose  of  determining   the
     registration   fee  pursuant  to  Rule  457(h)   under   the
     Securities Act of 1933, as amended, on the basis of the average high and low prices for the Corporation's Common
     Stock  on  May  19,  1999, as reported by the  Nasdaq  Stock
     Market.
(2) Consists of 1,500,000 shares that may be issued pursuant to options granted under the Hologic, Inc. Amended and Restated
     1999 Equity Incentive Plan and 100,000 shares that may be issued pursuant to options granted under the Hologic, Inc.
     1997 Employee Equity Incentive Plan. Also registered hereunder are such presently indeterminable number of additional shares of Common Stock as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in Common Stock.
(3) Pursuant to a Rights Agreement entered into in 1992, as amended, one right (each a "Right") is deemed to be delivered with each share of Common Stock issued by the Registrant. The Rights currently are not separately transferable apart from the Common Stock, and they are not exercisable until the occurrence of certain events.
     Accordingly, no independent value has been attributed to the Rights.

     This Registration Statement also incorporates by reference and serves as Post-Effective Amendment No. 1 to Registration Statement No. 333-34003 on Form S-8, relating to an aggregate of 500,000 shares issuable under the Hologic, Inc. 1997 Employee Equity Incentive Plan.

                           PART II

     INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation Of Documents by Reference.
-------------------------------------------------

      The Corporation hereby incorporates by reference into this Registration Statement the following documents:

      (a) The Corporation's Annual Report on Form 10-K for the fiscal year ended September 26, 1998.

      (b) The Corporation's Quarterly Report on Form 10-Q for the three months ended March 27, 1999.

      (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act") since the end of the fiscal year covered by the Annual Report referred to in (a) above.

      (d) The descriptions of the Corporation's Common Stock and Rights to purchase common stock which are contained in its Registration Statements filed pursuant to Section 12 of the Exchange Act, including all amendments and reports updating such description.

      All  documents filed by the Corporation  pursuant  to
Sections  13(a), 13(c), 14 and 15(d) of the  Exchange  Act,
subsequent to the date hereof and prior to the filing of  a
post-effective   amendment   which   indicates   that   all
securities offered have been sold or which deregisters  all
securities  then remaining unsold, shall be  deemed  hereby
incorporated  by  reference in this Registration  Statement
and  to  be a part hereof from the date of filing  of  such
documents.    Any  statement  contained   in   a   document
incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

Item 4.  Description of Securities.
----------------------------------

     Not Applicable.

Item 5.  Interests of Named Experts and Counsel.
------------------------------------------------

     The legality of the Common Stock, and of the Rights to be issued in connection with Common Stock, to be issued pursuant to the Amended and Restated 1999 Equity Incentive
Plan and the 1997 Employee Equity Incentive Plan, has been passed upon for the Corporation by Brown, Rudnick, Freed &
Gesmer, One Financial Center, Boston, Massachusetts  02111.
A member of Brown, Rudnick, Freed & Gesmer is Secretary of the Company.

Item 6.  Indemnification of Directors and Officers.
---------------------------------------------------

       Article  10  of  the  Registrant's  Certificate   of
Incorporation   eliminates  the   personal   liability   of
directors  of  the  Registrant  or  its  stockholders   for
monetary  damages for breach of fiduciary duty to the  full
extent  permitted  by  Delaware law.   Article  11  of  the
Registrant's  By-laws  provides  that  the  Registrant  may
indemnify  its  officers and directors to the  full  extent
permitted  by the General Corporation Law of the  State  of
Delaware.   Section 145 of the General Corporation  Law  of
the State of Delaware authorizes a corporation to indemnify
directors, officers, employees or agents of the corporation
in  non-derivative suits if such party acted in good  faith
and  in a manner he or she reasonably believed to be in  or
not  opposed  to the best interest of the corporation  and,
with  respect to any criminal action or proceeding, had  no
reasonable  cause to believe this conduct was unlawful,  as
determined   in   accordance  with  the  Delaware   General
Corporation   Law.   Section  145  further  provides   that
indemnification shall be provided if the party in question is successful on the merits or otherwise in the defense of any claim.

       The  Registrant  has  entered  into  indemnification
agreements with each of its present directors.  The Company
may  also enter into similar agreements with certain of the
Company's  officers who are not also directors.  Generally,
the  indemnification  agreements  attempt  to  provide  the
maximum  protection permitted by Delaware law with  respect
to   indemnification  of  directors.   In   addition,   the
Registrant maintains insurance on behalf of any person who is or was a director or officer against any loss arising from any claim asserted against him or her in any such capacity, subject to certain exceptions.


Item 7.  Exemption from Registration Claimed.
---------------------------------------------

     Not Applicable.

Item 8.  Exhibits.
------------------

           4.1    Certificate  of  Incorporation   of   the
           Registrant  -  Filed  as  Exhibit  3.01  to  the
           Registrant's Registration Statement on Form  S-1
           (File No. 33-33128).*

           4.2   By-Laws  of  the  Registrant  -  Filed  as
           Exhibit  3.02  to the Registrant's  Registration
           Statement on Form S-1 (File No. 33-33128).*

           4.3   Specimen  Certificate of  Common  Stock  -
           Filed   as  Exhibit  4.01  to  the  Registrant's
           Registration Statement on Form S-1 (File No. 33-
           33128).*

           4.4  Rights Agreement dated December 22, 1992  -
           Filed  as Exhibit 1 to Registrant's Registration
           Statement on Form 8-A filed with respect to the Rights, dated January 29, 1993.*

           4.5   Amendment No. 1 and Amendment No. 2 to the
           Rights Agreement, dated as of December 13,  1995
           and December 9, 1996, respectively - Filed as of
           January  17, 1997 as Exhibits 4.01 and  4.02  to
           Form  8-A/A  amending Registrant's  Registration
           Statement on Form 8-A filed with respect to the Rights.*

           4.6 Amendment No. 3 to the Rights Agreement, dated as of April 25, 1999 - Filed as Exhibit
           4.03 to Form 8-A/A further amending Registrant's
           Registration Statement on Form 8-A filed with respect to the Rights.*

           5     Legal  Opinion of Brown, Rudnick, Freed  &
           Gesmer.

           23.1 Consent of Arthur Andersen LLP.

           23.2 Consent of Brown, Rudnick, Freed & Gesmer is included in their legal opinion filed as
           Exhibit 5 hereof.

           24    Power  of  Attorney  (included   on   the
           signature page of this Registration Statement).

           99.1  Registrant's 1997 Employee Equity Incentive
           Plan  -  Filed as Exhibit 99 to the Registrant's
           Registration Statement on Form S-8 (File No. 333-
           34003).*

           99.2  Registrant's  Amended  and  Restated  1999
           Equity Incentive Plan - Filed as Exhibit  10  to
           the  Registrant's Quarterly Report on Form  10-Q
           for the three months ended March 27, 1999.*
_____________

* Not   filed  herewith.   In  accordance  with  Rule   411
  promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.

Item 9.  Undertakings.
----------------------

    (a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         (2)    That,  for  the  purpose  of  determining
liability  under  the  Securities  Act,  each  such   post-
effective   amendment  shall  be  deemed  to   be   a   new
registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means  of  a
post-effective  amendment  any  of  the  securities   being
registered which remain unsold at the termination of the offering.

    (b)  The undersigned Registrant hereby undertakes that,
for   purposes  of  determining  any  liability  under  the
Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c)  Insofar as indemnification for liabilities arising
under  the  Securities  Act of 1933  may  be  permitted  to
directors,   officers  and  controlling  persons   of   the
Registrant   pursuant  to  the  foregoing  provisions,   or
otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities
(other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         SIGNATURES


      Pursuant to the requirements of the Securities Act of
1933,  the  Registrant  certifies that  it  has  reasonable
grounds  to  believe that it meets all of the  requirements
for   filing   on  Form  S-8  and  has  duly  caused   this
registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Waltham, Commonwealth of Massachusetts, on the 21st day of May, 1999.

                                     HOLOGIC, INC.


                                   By:/s/ S.David Ellenbogen
                                     ------------------------
                                       S. David Ellenbogen
                                       Chief Executive Officer



                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the person whose
signature appears below constitutes and appoints  S.  David
Ellenbogen  and  Jay A. Stein and each of them  (with  full
power  to  each of them to act alone), his true and  lawful
attorneys-in-fact   and  agents,   with   full   power   of
substitution and resubstitution, for him and in  his  name,
place and stead, in any and all capacities, to sign any  or
all  amendments  (including post-effective  amendments)  to
this Registration Statement, and to file the same, with all
exhibits   thereto  and  other  documents   in   connection
therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                  Title                    Date
---------                  -----                    ----

/s/ S. David Ellenbogen    Director and Chief       May 21, 1999
-------------------------  Executive Officer
S. David Ellenbogen


/s/  Jay A. Stein          Director and Chief       May 21, 1999
-----------------          Technical Officer
Jay A. Stein


/s/   Glenn P. Muir        Chief Financial Officer  May  21, 1999
-------------------        and Principal Accounting
Glenn P. Muir              Officer


/s/  Irwin Jacobs          Director                  May 21, 1999
------------------
Irwin Jacobs


/s/ William A. Peck        Director                  May 21, 1999
-------------------
William A. Peck


/s/  Gerald Segel          Director                  May 21, 1999
-----------------
Gerald Segel


/s/  Elaine Ullian         Director                  May 21, 1999
------------------
Elaine Ullian


                      INDEX TO EXHIBITS

       Exhibit                                          Sequential
       Number                                          Page Number
      ---------                                        ------------

           4.1    Certificate  of  Incorporation   of   the
           Registrant  -  Filed  as  Exhibit  3.01  to  the
           Registrant's Registration Statement on Form  S-1
           (File No. 33-33128).*

           4.2   By-Laws  of  the  Registrant  -  Filed  as
           Exhibit  3.02  to the Registrant's  Registration
           Statement on Form S-1 (File No. 33-33128).*

           4.3   Specimen  Certificate of  Common  Stock  -
           Filed   as  Exhibit  4.01  to  the  Registrant's
           Registration Statement on Form S-1 (File No. 33-
           33128).*

           4.4  Rights Agreement dated December 22, 1992  -
           Filed  as Exhibit 1 to Registrant's Registration
           Statement on Form 8-A filed with respect to the Rights, dated January 29, 1993.*

           4.5   Amendment No. 1 and Amendment No. 2 to the
           Rights Agreement, dated as of December 13,  1995
           and December 9, 1996, respectively - Filed as of
           January  17, 1997 as Exhibits 4.01 and  4.02  to
           Form  8-A/A  amending Registrant's  Registration
           Statement on Form 8-A filed with respect to the Rights.*

           4.6 Amendment No. 3 to the Rights Agreement, dated as of April 25, 1999 - Filed as Exhibit
           4.03 to Form 8-A/A further amending Registrant's
           Registration Statement on Form 8-A filed with respect to the Rights.*

           5     Legal  Opinion of Brown, Rudnick, Freed  &
           Gesmer.

           23.1 Consent of Arthur Andersen LLP.

           23.2 Consent of Brown, Rudnick, Freed & Gesmer is included in their legal opinion filed as
           Exhibit 5 hereof.

           24     Power  of  Attorney  (included   on   the
           signature page of this Registration Statement).

           99.1 Registrant's 1997 Employee Equity Incentive
           Plan  -  Filed as Exhibit 99 to the Registrant's
           Registration Statement on Form S-8 (File No. 333-
           34003).*

           99.2  Registrant's  Amended  and  Restated  1999
           Equity Incentive Plan - Filed as Exhibit 10 to the Registrant's Quarterly Report on Form 10-Q for the three months ended March 27, 1999.*

* Not   filed  herewith.   In  accordance  with  Rule   411
  promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.